1
Sidoti & Company
Emerging Growth
Institutional Investor Forum

Famous Footwear
Naturalizer
Franco Sarto
LifeStride
Via Spiga
Bass
Etienne Aigner
Dr. Scholl's Original
Carlos
by Carlos Santana
Nickels Soft
HotKiss
Buster Brown
Shoes.com

This presentation by Brown Shoe Company, Inc. contains certain forward-looking statements, including without limitation, statements made concerning forward looking guidance on Sales,
Earnings, Operating Earnings and future growth segments of the business. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.
These include (i) general economic conditions and the consumer’s preferences and purchasing patterns, which may be influenced by consumers' disposable income; (ii) the uncertainties of pending litigation; (iii) intense competition and continuing consolidation within the footwear industry; and (iv) political and economic conditions or other threats to continued and uninterrupted flow of inventory from China and Brazil, where the Company relies heavily on thirdparty manufacturing facilities for a significant amount of its inventory. The Company's reports to the Securities and Exchange Commission contain detailed information relating to such factors.
Some of the statements herein, as indicated, speak only as of the date they were initially made.
The Company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.
— April 4, 2006

NOTES:
All per share data reflects the Company's 3-for-2 stock split, effective April 3, 2006.
Guidance was issued on March 2, 2006 and has not been updated.

Agenda - NYSE: BWS
1) Reshaping our platform
2) Brown Shoe today
3) 2005 accomplishments
4) Strategies for long-term growth - 2006 Guidance*

* Note: Guidance was issued on March 2, 2006 and has not been updated.

Reshaped our Platform - 2001 - 2005
5.8%
6.4%
7.6% 7.9%
12.2%
0.0%
2.5%
5.0%
7.5%
10.0%
12.5%
2001 2002 2003 2004 2005-
LTM
Department Store Market
Share Improvement at
Wholesale*
0
500
1,000
1,500
2,000
2001 2002 2003 2004 2005
0
20
40
60
80
Sales and Operating
Earnings Improvement
for BWS (millions $)
Operating
Earnings
0.7%
4.2%
4.8%
5.4% 5.6%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
2001 2002 2003 2004 2005
Operating Margin
Improvement at Famous
Footwear
▪ Net sales increased
$1.76 à $2.29 billion
▪ Operating earnings
$11 à $89 million
▪ Operating margin
approaching 6% at
Famous Footwear
▪ Wholesale market
share in dept. stores
more than doubled
* Reflects NPD Group Reported POS Dollar Volume. 12 Months ending January 2006.
Sales

Brown Shoe Today -- $2.5 Billion in Sales Projected for 2006
Unique wholesale-retail platform. Building our brands and retail concepts to gain market share while delivering style to the consumer.
Department &
Specialty Stores
$650 million
Mass
Merchandisers
$300 million
Specialty
Retail
$250
million
950 retail stores
in the U.S.
$1.3 billion
39% Wholesale
▪ 80 million pairs
▪ 2000 retail
customers
61% Retail
▪ 1300 stores
▪ 120 million consumers
visit our stores/year
▪ 9 e-commerce sites
▪ 30+ million e-visitors/year

$0
$100
$200
$300
$400
$500
$600
Nine West Group
Brown Shoe
Clarks Companies
Steve Madden
VCS Group
Nike
Kenneth Cole Productions
Liz Claiborne
H H Brown
Overview of our Branded Wholesale Business:
* Reflects NPD Group Reported POS Dollar Volume. 12 Months ending January 2006.
Our Rank among Wholesalers
Women’s Fashion Footwear Sales in U.S.
Department Stores*
Ranked by Parent Company
($ in millions)
After Acquisition
Brown Wholesale
Bennett Footwear Group

Bridge
Better
Moderate
Zone
Our Portfolio of Brands
No. 8
No. 9
No. 2
No. 11
No. 3
No. 1
Mass Private Label
* Reflects NPD Group Reported POS Dollar Volume. 12 Months ending January 2006.
No. 3
men;
No. 15
women
No. 11
junior

0
1
2
3
4
5
6
7
8
Wal-Mart
Payless
Federated
Footlocker
Famous Footwear
Nordstrom
Kohl's
Finish Line
JC Penny
Target
DSW
Dillard's
Sears
Shoe Carnival
Kmart
% Share of Dollars
* Source: Competitive Shares reported by NPD Consumer Panel Survey, 12 Months ending January 2006.
Our Rank Among Top Footwear Retailers
Share of Footwear Sales by Retailer*
Overview of our Retail Businesses:
No. 1- Family Branded
No. 4- Women's Specialty
No. 3- Internet Footwear

2005 Accomplishments
1) Gained traction at Famous Footwear:
  ▪ Record 3Q/4Q; Traffic up; Same-store sales up 2.5% for year
2) Acquired Bennett: upscale brands; accretive by $0.11 per share
3) Achieved rebound in key areas of wholesale business: strengthened operating margins
4) Restructured Naturalizer store base: closings completed, same-store sales up 5.1% in Q4 for ongoing stores
5) Doubled e-commerce sales

2005 Financial Accomplishments
1) Sales growth of 18% to $2.3 billion (half from Bennett)
2) EPS $1.45 - up 31% on an adjusted basis* to $2.22
  ▪ Famous Footwear operating earnings rise 11%
  ▪ Wholesale operating earnings increased 78%
      ▪ Bennett delivering as expected
3) Strengthened Balance Sheet and Cash Flow
  ▪ Inventories down, well managed
  ▪ Debt-to-cap of 31.5%
  ▪ Net cash from operating activities of $146.8 million
4) Announced 3-for-2 stock split; Raised dividend 20%

* This is a non-GAAP financial measure. See the Appendix for a Reconciliation of Net Earnings to Adjusted Net Earnings.

Key Strategies for Long-Term Growth:
1) Create differentiation - for our stores, our footwear, our brands
2) Create consumer preference with compelling footwear design & styles
3) Lead in Speed-to-Market - to increase sell-throughs and reduce markdown risk.
4) Build our portfolio of brands

Balance Growth + Investment - delivering earnings performance while investing for the future

2006 Guidance*
Annual
▪ Sales up 8% to $2.48 billion
▪ EPS up 50% (8% on adjusted basis**)
▪ Famous Footwear comps of 2 to 3%
▪ Shifting of earnings between Q1/Q2
First Quarter
▪ Sales up 8% to $560-$570 million
▪ EPS double LY (down 30% on adjusted basis*)
Second Quarter
▪ Sales up 6% to $580-$590 million
▪ EPS double LY (GAAP and adjusted)

2006 Growth drivers include:
▪ Famous Footwear traction
▪ Bennett acquisition
▪ Wholesale "sell-through" business model
▪ Specialty Retail initiative
▪ E-commerce growth

* Guidance was issued on March 2, 2006 and has not been updated.
** This is a non-GAAP financial measure. See the Appendix for a Reconciliation of Net Earnings to Adjusted Net Earnings.

Long-Term Goal - Targeting high single-digit revenue growth and 10-15% compound earnings growth rate.
Longer term growth drivers:
  ■ Famous Footwear - creating differentiation with preference to provide the basis for significant door count expansion
  ■ Wholesale - achieving margin and market share opportunities via strong, well-differentiated brands.
  ■ Specialty Retail - building a multi-channel, cost-effective specialty store and e-commerce platform for growing our brands, while contributing gross margin dollars
  ■ Platform Efficiency - continuing to reshape our platform to increase our earnings potential